4Q2021
Supplemental Information
FURNISHED AS OF FEBRUARY 22, 2022 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2021, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants & Liquidity
14	Acquisition Activity
15	Investment Activity
16	Portfolio
17	Associated Health Systems
18	Top Tenants
19	MOB Proximity to Hospital
20	Lease Maturity, Lease & Building Size
21	Historical Occupancy
22	Occupancy Reconciliation
23	Leasing Statistics
24	NOI Performance
25	NOI Reconciliations
28	EBITDA Reconciliations
28	Components of Net Asset Value
29	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•Net income for the three months ended December 31, 2021 was $21.6 million, or $0.14 per diluted common share.
•Normalized FFO per share totaled $0.44, an increase of 5.3% from $0.42 in the fourth quarter of 2020.
•Same store cash NOI for the fourth quarter increased 2.7% over the prior year excluding the $0.3 million of fourth quarter 2020 deferral repayments. For the trailing twelve months ended December 31, 2021, same store cash NOI grew 2.3%.
•Predictive growth measures in the same store portfolio include:
◦Average in-place rent increases of 2.93%
◦Future annual contractual increases of 3.1% for leases commencing in the quarter
◦Weighted average cash leasing spreads of 3.4% on 333,000 square feet renewed:
▪4% (<0% spread)
▪7% (0-3%)
▪66% (3-4%)
▪23% (>4%)
◦Tenant retention of 83.6%
•Portfolio leasing activity in the fourth quarter totaled 544,000 square feet related to 145 leases:
◦356,000 square feet of renewals
◦188,000 square feet of new and expansion leases
•During the fourth quarter, the Company acquired nineteen medical office buildings in sixteen transactions for $298.2 million totaling 780,000 square feet. Subsequent to the end of the fourth quarter, the Company acquired one 18,000 square foot medical office building for $8.2 million.
◦In Nashville, the Company acquired four buildings for $105.6 million totaling 227,000 square feet. The Company now owns 1.1 million square feet in the Nashville market.
▪Two off campus buildings totaling 107,000 square feet for $74.5 million leased to a diverse mix of tenants. The Company now owns four buildings in this cluster.
▪An 86,000 square foot building and adjoining land parcel for $19.8 million adjacent to AA+ rated Ascension Saint Thomas' Rutherford Hospital campus.
▪A 35,000 square foot building for $11.3 million adjacent to publicly traded HCA's TriStar Stonecrest Medical Center.
◦In San Antonio, the Company acquired five buildings for $57.2 million totaling 171,000 square feet. The Company now owns 689,000 square feet in the San Antonio market.
▪Four buildings totaling 140,000 square feet for $48.4 million adjacent to publicly traded Tenet Healthcare's North Central Baptist Hospital. The investments were made through the TIAA joint venture. The Company now owns five buildings in this cluster.
▪An off campus 31,000 square foot building for $8.9 million leased to a diverse mix of tenants. The investment was made through the TIAA joint venture.
◦In Denver, the Company acquired three buildings for $53.1 million totaling 106,000 square feet. The Company now owns 1.3 million square feet in the Denver market.
▪An off campus 57,000 square foot building for $23.0 million leased to a diverse mix of tenants. The investment was made through the TIAA joint venture.
▪A 30,000 square foot building for $22.4 million anchored by Centura Health.
▪An off campus, 19,000 square foot building for $7.7 million leased to a diverse mix of tenants.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 4

◦In Columbus, the Company acquired three buildings for $25.8 million totaling 101,000 square feet adjacent to AA- rated Trinity Health's Mount Carmel East Hospital. The Company now owns four buildings in this cluster.
◦In Austin, a 63,000 square foot building for $20.5 million adjacent to publicly traded HCA’s St. David's Round Rock Medical Center. The Company now owns 437,000 square feet in the Austin market.
◦In Los Angeles, a 57,000 square foot building for $20.5 million located adjacent to publicly traded HCA’s West Hills Hospital and Medical Center. The Company now owns three buildings in this cluster and 1.2 million square feet in the Los Angeles market.
◦In Colorado Springs, a 44,000 square foot building for $10.6 million adjacent to A- rated CommonSpirit Health's Penrose Hospital, operated by Centura Health. The Company now owns three buildings in this cluster and 477,000 square feet in the Colorado Springs market.
◦In Atlanta, a 12,000 square foot building for $4.9 million adjacent to A rated Wellstar's Douglas Hospital. The Company now owns five buildings in this cluster and 819,000 square feet in the Atlanta market.
•During the fourth quarter, the Company settled 3.0 million shares through its forward equity program, generating $90.2 million in net proceeds.
◦The Company currently has approximately 0.7 million shares to be settled through forward equity contracts and expects gross proceeds of approximately $23.1 million, before cost of borrowing under the forward contracts.
•As of December 31, 2021, the Company had cash of $13.2 million and $490.0 million available on its revolver.
•Net debt to adjusted EBITDA was 5.4 times at the end of the quarter.
•A dividend of $0.3025 per share was paid during the quarter, which equaled 91.5% of FAD. For the trailing twelve months, dividends paid equaled 88.1% of FAD.
•The Company recently declared a dividend increase from $0.3025 to $0.3100 per share, payable on March 15, 2022 for stockholders of record on February 28, 2022.

ANNUAL HIGHLIGHTS

•Net income for the year ended December 31, 2021 was $66.7 million, or $0.45 per diluted common share.
•Normalized FFO totaled $246.1 million or $1.71 per diluted common share, an increase of 4.0% from $1.65 per diluted common share in 2020.
•Predictive growth measures in the same store multi-tenant portfolio include:
◦Average in-place contractual rent increases of 2.93%
◦Future annual contractual increases of 3.04% for leases commencing in the year
◦Weighted average cash leasing spreads of 3.6% on 1,595,000 square feet renewed:
▪4% (<0% spread)
▪9% (0-3%)
▪66% (3-4%)
▪21% (>4%)
◦Average tenant retention of 83.4%
•Annual portfolio leasing activity totaled 2,507,000 square feet related to 615 leases:
◦1,740,000 square feet of renewals
◦767,000 square feet of new and expansion leases
•Net investment activity totaled $601.3 million:
◦$756.3 million of acquisitions
◦$33.4 million of development and redevelopment funding
◦$188.4 million of dispositions
•Dividends paid in 2021 totaled $175.5 million, which equaled 71.3% of normalized FFO and 88.1% of FAD.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 5

Salient Facts
AS OF DECEMBER 31, 2021

Properties

258 properties totaling 17.9M SF
35 markets in 23 states
14.3M SF managed by Healthcare Realty
95.7% medical office and outpatient
64.0% of NOI in Top 10 Markets

Capitalization

$6.5B enterprise value as of 2/15/22
$4.7B market capitalization as of 2/15/22
150.5M shares outstanding as of 12/31/21
$0.31 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
27.4% net debt to enterprise value at 12/31/21
5.4x net debt to adjusted EBITDA at 12/31/21

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2021, the Company was invested in 258 real estate properties in 23 states totaling 17.9 million square feet and had an enterprise value of approximately $6.6 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 14.3 million square feet nationwide.

EXECUTIVE OFFICERS

BOARD OF DIRECTORS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Credit Suisse Securities (USA) LLC
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 7

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Real estate properties
Land	$387,918	$375,342	$375,374	$369,202	$362,695
Buildings, improvements and lease intangibles	4,458,119	4,383,314	4,249,352	4,201,251	4,220,297
Personal property	11,761	11,555	11,589	11,370	11,195
Investment in financing receivables, net [1]	186,745	104,806	104,642	—	—
Financing lease right-of-use assets [1]	31,576	20,760	19,450	19,559	19,667
Construction in progress	3,974	1,546	1,147	—	—
Land held for development	24,849	27,232	27,226	27,226	27,226
Total real estate investments	5,104,942	4,924,555	4,788,780	4,628,608	4,641,080
Less accumulated depreciation and amortization	(1,338,743)	(1,322,577)	(1,285,251)	(1,238,044)	(1,239,224)
Total real estate investments, net	3,766,199	3,601,978	3,503,529	3,390,564	3,401,856
Cash and cash equivalents	13,175	16,000	18,739	12,087	15,303
Assets held for sale, net	57	13,603	21,065	64,578	20,646
Operating lease right-of-use assets	128,386	128,945	121,288	120,890	125,198
Investments in unconsolidated joint ventures	161,942	122,345	117,935	83,943	73,137
Other assets	189,160	186,328	182,123	182,043	176,120
Total assets	$4,258,919	$4,069,199	$3,964,679	$3,854,105	$3,812,260

LIABILITIES AND STOCKHOLDERS' EQUITY
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Liabilities
Notes and bonds payable	$1,801,325	$1,691,433	$1,614,479	$1,609,251	$1,602,769
Accounts payable and accrued liabilities	86,108	79,381	74,927	66,407	81,174
Liabilities of properties held for sale	294	766	942	1,342	1,216
Operating lease liabilities	96,138	95,913	92,110	91,921	92,273
Financing lease liabilities	22,551	20,460	18,648	18,722	18,837
Other liabilities	67,387	65,913	67,319	68,353	67,615
Total liabilities	2,073,803	1,953,866	1,868,425	1,855,996	1,863,884
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,505	1,475	1,455	1,417	1,395
Additional paid-in capital	3,972,917	3,882,572	3,818,592	3,699,867	3,635,341
Accumulated other comprehensive loss	(9,981)	(12,413)	(13,580)	(13,887)	(17,832)
Cumulative net income attributable to common stockholders	1,266,158	1,244,551	1,246,617	1,223,521	1,199,499
Cumulative dividends	(3,045,483)	(3,000,852)	(2,956,830)	(2,912,809)	(2,870,027)
Total stockholders' equity	2,185,116	2,115,333	2,096,254	1,998,109	1,948,376
Total liabilities and stockholders' equity	$4,258,919	$4,069,199	$3,964,679	$3,854,105	$3,812,260
1In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale-leaseback transaction which was accounted as a financing arrangement as required under ASC 842, Leases. In 4Q 2021, the Company acquired a multi-tenant property in Columbus, OH in a sale-leaseback transaction. A portion of the building was accounted as a financing arrangement and a portion of the building was accounted as an imputed lease arrangement as required under ASC 842, Leases. Also in 4Q 2021, the Company acquired two multi-tenant properties in Nashville, TN in a sale-leaseback transaction which were accounted as a financing arrangement as required under ASC 842, Leases.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 8

Statements of Income
DOLLARS IN THOUSANDS

	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Revenues
Rental income	$131,714	$131,746	$128,486	$128,389	$123,877	$123,384	$122,358	$122,644
Interest from financing receivables, net [1]	1,766	1,917	510	—	—	—	—	—
Other operating	2,943	2,969	2,427	1,950	2,003	1,868	1,332	2,163
	136,423	136,632	131,423	130,339	125,880	125,252	123,690	124,807
Expenses
Property operating	53,032	55,518	51,509	52,215	50,210	50,171	46,580	49,552
General and administrative	8,901	8,207	8,545	8,499	7,206	7,299	7,434	8,766
Acquisition and pursuit costs [2]	1,541	974	670	744	939	440	431	750
Depreciation and amortization	51,810	50,999	49,826	50,079	48,104	47,143	47,691	47,497
	115,284	115,698	110,550	111,537	106,459	105,053	102,136	106,565
Other income (expense)
Gain (loss) on sales of real estate properties	14,895	1,186	20,970	18,890	(34)	2,177	68,267	(49)
Interest expense	(13,266)	(13,334)	(13,261)	(13,262)	(13,618)	(14,154)	(14,442)	(13,960)
Loss on extinguishment of debt	—	—	—	—	(21,503)	—	—	—
Impairment of real estate assets	(520)	(10,669)	(5,078)	(834)	—	—	—	—
Equity loss from unconsolidated joint ventures	(391)	(183)	(146)	(74)	(269)	(66)	(116)	(11)
Interest and other income (expense), net	(250)	—	(262)	500	140	74	250	93
	468	(23,000)	2,223	5,220	(35,284)	(11,969)	53,959	(13,927)
Net income (loss)	$21,607	($2,066)	$23,096	$24,022	($15,863)	$8,230	$75,513	$4,315

1In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale-leaseback transaction which was accounted as a financing arrangement as required under ASC 842, Leases. In 4Q 2021, the Company acquired a multi-tenant property in Columbus, OH in a sale-leaseback transaction. A portion of the building was accounted as a financing arrangement and a portion of the building was accounted as an imputed lease arrangement as required under ASC 842, Leases.
Also in 4Q 2021, the Company acquired two multi-tenant properties in Nashville, TN in a sale-leaseback transaction which were accounted as a financing arrangement as required under ASC 842, Leases.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Net income (loss)	$21,607	$(2,066)	$23,096	$24,022	$(15,863)	$8,230	$75,513	$4,315
(Gain) loss on sales of real estate assets	(14,895)	(1,186)	(20,970)	(18,890)	34	(2,177)	(68,267)	49
Impairments of real estate assets	520	10,669	5,078	834	—	—	—	—
Real estate depreciation and amortization	53,255	52,390	51,199	51,311	49,251	48,215	48,577	48,531
Unconsolidated JV depreciation and amortization	1,816	1,558	1,354	813	323	80	80	80
FFO	$62,303	$61,365	$59,757	$58,090	$33,745	$54,348	$55,903	$52,975
Acquisition and pursuit costs [3]	1,541	974	670	744	939	440	431	750
Lease intangible amortization	192	48	(6)	(72)	(4)	(35)	(16)	745
Non-routine legal costs/forfeited earnest money received [4]	465	—	—	(500)	—	—	—	—
Debt financing costs	—	—	283	—	21,920	—	—	—
Unconsolidated JV normalizing items [5]	90	54	55	27	16	—	—	—
Normalized FFO	$64,591	$62,441	$60,759	$58,289	$56,616	$54,753	$56,318	$54,470
Non-real estate depreciation and amortization	497	586	641	673	724	785	822	823
Non-cash interest amortization [6]	671	720	897	894	976	934	1,035	746
Provision for bad debt, net	70	25	57	(79)	(511)	(144)	945	(83)
Straight-line rent income, net	(844)	(1,171)	(1,194)	(1,094)	(645)	(543)	(390)	(668)
Stock-based compensation	2,546	2,538	2,627	3,019	2,472	2,445	2,405	2,599
Unconsolidated JV non-cash items [7]	(305)	(341)	(354)	(357)	4	8	8	8
Normalized FFO adjusted for non-cash items	67,226	64,798	63,433	61,345	59,636	58,238	61,143	57,895
2nd generation TI	(10,207)	(6,219)	(4,748)	(5,189)	(8,841)	(5,323)	(6,005)	(6,040)
Leasing commissions paid	(2,214)	(4,531)	(3,804)	(1,193)	(3,288)	(1,999)	(2,258)	(2,824)
Capital expenditures	(6,043)	(5,443)	(6,077)	(2,019)	(8,931)	(4,580)	(4,777)	(3,470)
Total maintenance capex	(18,464)	(16,193)	(14,629)	(8,401)	(21,060)	(11,902)	(13,040)	(12,334)
FAD	$48,762	$48,605	$48,804	$52,944	$38,576	$46,336	$48,103	$45,561
Dividends paid	$44,631	$44,022	$44,021	$42,782	$40,816	$40,815	$40,510	$40,416
TTM dividend payout (dividends paid/FAD)	88.1%	90.8%	90.2%	88.7%	91.0%	92.2%	92.9%	95.4%
FFO per common share - diluted	$0.42	$0.42	$0.42	$0.42	$0.25	$0.40	$0.42	$0.40
Normalized FFO per common share - diluted	$0.44	$0.43	$0.43	$0.42	$0.42	$0.41	$0.42	$0.41
TTM Normalized FFO per common share - diluted	$1.71	$1.69	$1.67	$1.66	$1.65	$1.64	$1.64	$1.62
FFO wtd avg common shares outstanding - diluted [8]	147,039	144,807	142,914	139,714	135,701	135,159	134,464	133,980

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash availabl e to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
4Non-routine legal costs include expenses related to two separate disputes; one with a contractor on a $59 million completed construction project and another with a tenant on a violation of use restrictions. Forfeited earnest money received related to a disposition that did not materialize.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net and provision for bad debt, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 1,000,265 for the three months ended December 31, 2021.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Acquisitions [1]	$258,072	$160,073	$178,508	$69,403	$273,757
Re/development	11,767	6,594	5,719	9,336	9,204
1st gen. TI & acquisition capex [2]	7,596	4,675	5,975	3,808	6,327

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020

2nd generation TI	$10,207	$6,219	$4,748	$5,189	$8,841
Leasing commissions paid	2,214	4,531	3,804	1,193	3,288
Capital expenditures	6,043	5,443	6,077	2,019	8,931
	$18,464	$16,193	$14,629	$8,401	$21,060
% of Cash NOI
2nd generation TI	12.1%	7.6%	5.9%	6.7%	11.8%
Leasing commissions paid	2.6%	5.6%	4.8%	1.5%	4.4%
Capital expenditures	7.2%	6.7%	7.6%	2.6%	11.9%
	22.0%	19.9%	18.3%	10.8%	28.1%

LEASING COMMITMENTS [3]
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020
Renewals
Square feet	332,819	360,302	285,412	616,129	421,652
2nd generation TI/square foot/lease year	$1.46	$1.75	$1.87	$1.27	$1.48
Leasing commissions/square foot/lease year	$1.23	$0.93	$1.03	$0.79	$0.85
Renewal commitments as a % of annual net rent	11.4%	11.4%	13.3%	9.1%	9.0%
WALT (in months) [4]	46.4	45.0	53.1	47.3	53.3

New leases
Square feet	109,592	97,619	106,950	47,530	82,538
2nd generation TI/square foot/lease year	$5.44	$4.74	$5.96	$5.38	$6.28
Leasing commissions/square foot/lease year	$1.84	$1.62	$1.21	$1.72	$1.48
New lease commitments as a % of annual net rent	34.2%	30.7%	33.3%	36.9%	35.9%
WALT (in months) [4]	77.2	80.0	79.6	70.3	77.3

All
Square feet	442,411	457,921	392,362	663,659	504,190
Leasing commitments as a % of annual net rent	18.8%	16.8%	20.4%	11.6%	13.9%
WALT (in months) [4]	54.0	52.5	60.3	48.9	57.3

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
3Beginning in the first quarter of 2021, the Company began excluding properties categorized as re/development and acquisitions to align leasing commitments with the Maintenance Capital Expenditures Funding table.
4WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 11

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF DECEMBER 31, 2021
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due May 2025 [2]	$250,000	$249,040	$2,469	40	3.88%	4.08%
Senior notes due January 2028	300,000	296,612	2,779	72	3.63%	3.84%
Senior notes due March 2030 [3]	300,000	296,813	1,930	99	2.40%	2.71%
Senior notes due March 2031	300,000	295,374	1,590	111	2.05%	2.24%
Total senior notes outstanding	$1,150,000	$1,137,839	$8,768	82	2.95%	3.18%
$700 million unsecured credit facility due May 2023	210,000	210,000	319	17	LIBOR + 0.90%	1.00%
$200 million unsecured term loan facility due May 2024 [4]	200,000	199,460	993	29	LIBOR + 1.00%	1.95%
$150 million unsecured term loan facility due June 2026 [5]	150,000	149,376	946	53	LIBOR + 0.95%	2.48%
Mortgage notes payable, net	103,664	104,650	874	41	4.26%	4.01%
Total outstanding notes and bonds payable	$1,813,664	$1,801,325	$11,900	64	2.65%	2.78%
Interest cost capitalization			(34)
Unsecured credit facility fee and deferred financing costs			642
Financing lease right-of-use assets			758
Total quarterly consolidated interest expense			$13,266

DEBT MATURITIES SCHEDULE AS OF DECEMBER 31, 2021
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL
2022			$3,582	$3,582	—%	—%	4.59%	4.59%
2023	$210,000		19,910	229,910	1.00%	—%	3.95%	1.26%
2024	200,000		26,448	226,448	1.95%	—%	4.48%	2.25%
2025		$250,000	17,415	267,415	—%	3.88%	4.35%	3.91%
2026	150,000		24,879	174,879	2.48%	—%	3.93%	2.68%
2027			11,430	11,430	—%	—%	4.75%	4.75%
2028		300,000		300,000	—%	3.63%	—%	3.63%
2029				—	—%	—%	—%	—%
2030		300,000		300,000	—%	2.40%	—%	2.40%
Thereafter		300,000		300,000	—%	2.05%	—%	2.05%
Total	$560,000	$1,150,000	$103,664	$1,813,664	1.74%	2.95%	4.26%	2.65%
Fixed rate debt balance	$175,000	$1,150,000	$103,664	$1,428,664

1Balances are reflected net of discounts and deferred financing costs and include premiums.
2The effective interest rate includes the impact of the $1.7 million settlement of a forward interest rate hedges that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
3The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
4The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).
5The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 95 basis points).

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 12

Debt Covenants & Liquidity
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED DECEMBER 31, 2021 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio	Total debt/total capital	Not greater than 60%	34.2%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	1.9%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	37.3%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	5.2x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	5.7x
Construction and development	CIP/total assets	Not greater than 15%	0.1%
Unconsolidated joint ventures	Unconsolidated JVs/total assets	Not greater than 15%	3.9%
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 20%	9.0%

Senior Notes due 2030 and 2031 [3]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	34.0%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	1.9%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	283.8%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.9x

Other Senior Notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	35.3%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	1.9%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	271.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.8x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.4x
Net debt to enterprise value [6]	Net Debt/enterprise value	Not required	27.4%

LIQUIDITY SOURCES
Forward equity yet to be settled, as of February 15, 2022	$23,079
Cash	13,175
Unsecured credit facility availability	490,000
Consolidated unencumbered assets (gross) [7]	4,823,754

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
2As part of the Company's amendment to its credit facility and term loan agreements during the second quarter of 2019, financial covenants were updated to exclude the impact of Topic 842, Lease Accounting from covenant calculations.
3The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
4The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
5Adjusted EBITDA is based on the current quarter results, annualized. See page 27 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.
6Based on the closing price of $31.64 on December 31, 2021 and 150,457,433 shares outstanding. Debt does not include lease liabilities.
7Annualized fourth quarter 2021 unencumbered asset NOI was $313.3 million.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 13

Acquisition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
	COUNT	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	WA OWNERSHIP %
Q1 2021 total	7	274,592	81%	76,590	91%
Q2 2021 total [2]	8	467,432	94%	216,875	82%
Q3 2021 total	10	532,160	84%	164,639	97%
Q4 2021 total [2]	19	780,210	92%	298,194	87%
2021 total	44	2,054,394	89%	$756,298	88%
JV Contribution				(90,244)
2021 total, net				$666,054
Average cap rate for 2021 total [4]				5.3%

Q4 2021 ACQUISITION DETAIL
MARKET	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Denver, CO	3.10	None	10/21/2021	57,257	87%	23,000	50%
Denver, CO	1.80	None	11/15/2021	18,599	93%	7,700	100%
Denver, CO	1.60	Centura Health (CommonSpirit)	11/18/2021	30,185	100%	22,400	100%
Columbus, OH [2]	0.21	Trinity Health	12/1/2021	71,930	96%	16,275	100%
Nashville, TN	0.04	HCA Healthcare	12/2/2021	34,908	91%	11,300	100%
San Antonio, TX (3 bldgs)	0.12	Tenet Healthcare	12/10/2021	117,597	92%	42,300	50%
Colorado Springs, CO	0.25	Centura Health (CommonSpirit)	12/20/2021	44,166	87%	10,575	100%
Columbus, OH (2 bldgs)	0.25	Trinity Health	12/28/2021	28,962	100%	9,525	100%
Los Angeles, CA	0.04	HCA Healthcare	12/28/2021	56,762	87%	20,500	100%
San Antonio, TX	0.12	Tenet Healthcare	12/29/2021	22,381	87%	6,094	50%
San Antonio, TX	2.00	None	12/29/2021	30,542	92%	8,850	50%
Nashville, TN	0.06	Ascension Health	12/29/2021	85,590	93%	19,775	100%
Austin, TX	0.07	HCA Healthcare	12/29/2021	62,548	94%	20,500	100%
Atlanta, GA	0.05	Wellstar Health System	12/30/2021	11,840	100%	4,900	100%
Nashville, TN [3]	1.40	HCA Healthcare	12/30/2021	74,489	94%	54,000	100%
Nashville, TN [3]	1.40	HCA Healthcare	12/30/2021	32,454	94%	20,500	100%

Q4 2021 total				780,210	92%	$298,194	87%
Subsequent activity
Dallas, TX	0.18	Texas Health Resources	2/11/2022	18,000	100%	8,175	100%

1Includes joint venture acquisitions at full acquisition price.
2In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale-leaseback transaction which was accounted as a financing arrangement as required under ASC 842, Leases. In 4Q 2021, the Company acquired a multi-tenant property in Columbus, OH in a sale-leaseback transaction. A portion of the building was accounted as a financing arrangement and a portion of the building was accounted as an imputed lease arrangement as required under ASC 842, Leases.
3Includes purchase of adjoining land parcel. Also in 4Q 2021, the Company acquired two multi-tenant properties in Nashville, TN in separate sale-leaseback transactions which were accounted as financing arrangements as required under ASC 842, Leases.
4For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 14

Investment Activity
DOLLARS IN THOUSANDS

UNDER RE/DEVELOPMENT
										EXPECTED NOI TIMING
MARKET	ASSOCIATED HEALTH SYSTEM	MILES TO CAMPUS	STATUS [1]	SQUARE FEET	BUDGET	REMAINING FUNDINGS	Q4 2021 NOI	EXPECTED QTR NOI AT CURRENT LEASED %	CURRENT LEASED %	INITIAL LEASE(S)	CURRENT LEASED %
Memphis [2]	Baptist Memorial	0.26	TI	110,883	$34,100	$2,398	$375	$640	99%	1Q 2021	2Q 2022
Dallas [3]	Baylor Scott & White	0.00	UC	110,860	16,900	9,440	55	315	76%	1Q 2022	2Q 2023
Tacoma [4]	MultiCare Health	0.10	UC	23,000	12,400	8,253	—	190	100%	2Q 2022	4Q 2022
Nashville [5]	Ascension Health	0.00	PC	106,194	44,000	42,154	—	185	50%	3Q 2023	4Q 2023
Total				350,937	$107,400	$62,245	$430	$1,330	77%
Projected average stabilized yield					7.0%

DISPOSITION ACTIVITY
LOCATION	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	SALES PRICE
Los Angeles, CA	2	0.00	Valley Presbyterian Hospital	3/11/2021	73,906	84%	$26,000
Atlanta, GA	1	13.00	Piedmont Healthcare	4/12/2021	19,732	100%	8,050
Richmond, VA	1	0.00	Bon Secours Health System	5/18/2021	142,856	63%	52,000
Gadsden, AL	3	0.00	Community Health Systems	5/19/2021	120,192	58%	5,500
Dallas, TX	4	0.00	US Dept of Veteran Affairs	7/9/2021	190,160	44%	23,000
Chicago, IL	1	0.14	Advocate Health Care	10/28/2021	95,436	54%	13,300
Des Moines, IA	3	0.18	Common Spirit Health	12/8/2021	132,617	100%	47,000
Aberdeen, SD	1	0.00	Sanford Health	12/22/2021	58,285	100%	12,750
Dallas, TX	1	2.12	None	12/23/2021	13,818	91%	800
2021 total	17				847,002	69%	$188,400
Average cap rate for 2021 total [6]							4.9%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [7]	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS	NET INVESTMENTS
2017	$327,167	$32,305	$359,472	$122,700	$236,772
2018	111,450	35,567	147,017	98,691	48,326
2019	381,314	28,584	409,898	54,860	355,038
2020	546,853	26,493	573,346	249,443	323,903
2021	756,298	33,415	789,713	188,400	601,313
Average (2017-2021)	$424,616	$31,273	$455,889	$142,819	$313,070
% of Total	93.1%	6.9%	100.0%

1TI = completing tenant build outs; UC = under construction; PC = pre-construction
2The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.
3The project includes the redevelopment of a 110,860 square foot fitness center located in a 217,114 square foot medical office building. The current fitness center lease will be reduced to 51,740 square feet when the tenant commences operations, which is expected to occur in Q3 2022.
4Redevelopment project is a 23,000 square foot expansion to an existing medical office building. When complete, the building will be approximately 56,000 square feet.
5Includes a non-cash $5.0 million allocation for the demolition of the existing building.
6For dispositions, cap rate represents the in-place cash NOI divided by sales price.
7Includes joint venture acquisitions at the full acquisition price and was not adjusted for the Company's ownership percentage.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
				SQUARE FEET
				MOB 95.7%		NON-MOB 4.3%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	CONSOLIDATED	JOINT VENTURE	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Seattle, WA	15	667,983	27	1,545,539				1,545,539	13.6%	13.6%
Dallas, TX	4	531,248	22	1,990,929		156,245	145,365	2,292,539	11.9%	25.5%
Los Angeles, CA	2	433,335	20	853,676	315,314	63,000		1,231,990	7.9%	33.4%
Charlotte, NC	22	183,301	16	860,735				860,735	5.7%	39.1%
Denver, CO	19	330,607	20	1,086,305	116,616		93,869	1,296,790	5.3%	44.4%
Atlanta, GA	9	318,236	15	818,597				818,597	5.1%	49.5%
Houston, TX	5	178,894	11	649,388			57,170	706,558	3.8%	53.3%
Washington, DC	6	163,275	7	533,832				533,832	3.7%	57.0%
Nashville, TN	36	325,808	10	951,723			108,691	1,060,414	3.7%	60.7%
Memphis, TN	43	175,074	10	802,221				802,221	3.3%	64.0%
Indianapolis, IN	33	121,371	4	526,194				526,194	3.2%	67.2%
Honolulu, HI	56	145,650	3	298,427				298,427	2.9%	70.1%
Austin, TX	29	130,255	6	437,434				437,434	2.6%	72.7%
San Francisco, CA	12	123,030	3	286,270				286,270	2.5%	75.2%
Richmond, VA	44	110,184	6	405,945				405,945	2.4%	77.6%
Des Moines, IA	82	99,561	4	247,338			152,655	399,993	2.2%	79.8%
San Diego, CA	17	179,099	4	274,095				274,095	2.2%	82.0%
Co Springs, CO	78	127,226	9	425,846	51,466			477,312	2.1%	84.1%
San Antonio, TX	24	133,666	12	473,673	215,520			689,193	1.9%	86.0%
Chicago, IL	3	60,927	2	257,364				257,364	1.5%	87.5%
Other (15 markets)		674,262	47	2,517,958	140,733			2,658,691	12.5%	100.0%
Total		$5,212,992	258	16,243,489	839,649	219,245	557,750	17,860,133	100.0%
Number of properties				235	16	2	5	258
% of square feet				91.0%	4.7%	1.2%	3.1%	100.0%
% multi-tenant				96.1%	100.0%	—%	100.0%	95.2%
Investment [1]				$4,791,506	$165,005	$111,178	$145,303	$5,212,992
Quarterly cash NOI [1]				$77,554	$1,331	$3,122	$1,230	$83,237
% of cash NOI				93.2%	1.6%	3.7%	1.5%	100.0%

BY BUILDING TYPE
	CONSOLIDATED
	MULTI-TENANT	SINGLE-TENANT	JOINT VENTURE	TOTAL
Number of properties	230	12	16	258
Square feet	16,163,931	856,553	839,649	17,860,133
% of square feet	90.5%	4.8%	4.7%	100.0%
Investment [1]	$4,701,997	$345,990	$165,005	$5,212,992
Quarterly cash NOI [1]	$74,657	$7,249	$1,331	$83,237
% of cash NOI	89.7%	8.7%	1.6%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 16

Associated Health Systems [1,2]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT		OFF CAMPUS			% OF NOI
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]	<= 2 MILES [6]	TOTAL
Baylor Scott & White Health	21	AA-/Aa3	1,765,805	280,941	163,188	—	2,209,934	13.6%
CommonSpirit Health	4	A-/Baa1	876,708	222,859	149,627	205,840	1,455,034	8.1%
Ascension Health	3	AA+/Aa2	999,704	280,207	—	—	1,279,911	5.8%
Atrium Health	16	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.3%
UW Medicine (Seattle)	91	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	5.1%
Tenet Healthcare	6	B/B2	570,264	207,768	—	135,270	913,302	4.3%
Wellstar Health System	75	A/A2	492,221	153,009	—	—	645,230	3.8%
Providence St. Joseph Health	5	AA-/Aa3	176,854	153,433	—	31,601	361,888	3.3%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.2%
Hawaii Pacific Health	181	--/A1	173,502	—	—	124,925	298,427	2.9%
UCHealth	46	AA/Aa3	150,291	298,093	33,850	18,599	500,833	2.8%
Overlake Health System	291	A/A2	191,051	39,659	—	—	230,710	2.7%
Baptist Memorial Health Care	89	BBB+/--	464,498	—	150,228	—	614,726	2.7%
Bon Secours Health System	22	A+/A1	405,945	—	—	—	405,945	2.4%
HCA Healthcare	1	BB+/Baa3	151,340	321,235	78,305	166,302	717,182	2.4%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	1.9%
MultiCare Health System	82	AA-/Aa3	154,452	84,348	—	—	238,800	1.7%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.7%
Trinity Health	7	AA-/Aa3	267,952	166,067	—	8,156	442,175	1.7%
Memorial Hermann	39	A+/A1	—	246,325	—	—	246,325	1.6%
Huntington Memorial Hospital	273	A-/--	—	165,419	—	—	165,419	1.6%
Other (28 credit rated systems)			1,769,419	1,367,237	197,125	280,318	3,614,099	18.7%
Subtotal - credit rated[7]			10,276,876	4,289,772	1,130,002	1,096,554	16,793,204	97.3%
Other non-credit rated [8]			28,649	—	—	30,542	59,191	—%
Other non-associated [9]			—	—	—	230,743	230,743	2.7%
Total			10,305,525	4,289,772	1,130,002	1,357,839	17,083,138	100.0%
% of total			60.4%	25.1%	6.6%	7.9%

1Includes joint venture properties at total square feet. Excludes construction in progress and assets classified as held for sale.
2Includes buildings located on-campus, adjacent and off-campus that are anchored by healthcare systems or located within two miles of a hospital campus.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off campus buildings where health systems lease 40% or more of the property.
6Consistent with the methodology used on the MOB Portfolio Comparison page in the Company's Investor Presentation; assumes that any off campus building within two miles from a hospital campus is associated with that health system.
7Based on square footage, 92% is associated with an investment-grade rated healthcare provider.
8Includes two properties associated with a hospital system that is not credit rated.
9Includes off campus buildings that are not anchored by a health system, and are more than two miles from a hospital campus.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 17

Top Tenants [1]

TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF ASSOCIATED PROPERTIES	# OF LEASES	LEASED SQUARE FEET	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	21	AA-/Aa3	23	144	1,041,613	6.7%	7.7%
Atrium Health	16	AA-/Aa3	17	72	654,174	4.2%	3.9%
CommonSpirit Health	4	A-/Baa1	19	83	532,794	3.4%	3.5%
UW Medicine (Seattle)	91	AA+/Aaa	9	27	297,049	1.9%	3.1%
Indiana University Health	26	AA/Aa2	4	69	447,885	2.9%	2.6%
Ascension Health	3	AA+/Aa2	11	62	374,405	2.4%	2.4%
WellStar Health System	75	A/A2	11	57	379,696	2.4%	2.3%
Baptist Memorial Health Care	89	BBB+/--	8	50	337,426	2.2%	2.0%
UCHealth	46	AA/Aa3	8	16	230,755	1.5%	1.6%
Proliance Surgeons	—	-	7	19	146,539	0.9%	1.5%
Tenet Healthcare	6	B/B2	10	29	179,987	1.1%	1.3%
Bon Secours Mercy Health	22	A+/A1	6	42	195,787	1.3%	1.2%
Medstar Health	45	A/A2	3	55	154,238	1.0%	1.2%
Trinity Health	7	AA-/Aa3	6	33	170,422	1.1%	1.1%
MultiCare Health System	82	AA-/Aa3	5	18	150,201	1.0%	1.0%
Inova Health	70	AA+/Aa2	4	11	117,184	0.7%	1.0%
Providence St. Joseph Health	5	AA-/Aa3	7	23	101,590	0.6%	0.9%
Eating Recovery Center	—	-	4	7	106,140	0.7%	0.9%
DaVita	—	BB/Ba2	15	18	132,339	0.8%	0.9%
Hawaii Pacific Health	181	--/A1	3	38	96,176	0.6%	0.8%
USPI [3]	—	B/B2	5	10	109,113	0.7%	0.8%
Kaiser Permanente	2	AA-/--	4	10	101,830	0.7%	0.7%
Labcorp of America	—	BBB/Baa2	25	27	183,779	1.2%	0.7%
Palomar Health	271	BBB/Ba1	1	1	160,394	1.0%	0.7%
U.S. Oncology	—	BBB+	8	14	120,360	0.8%	0.7%
Overlake Health System	291	A/A2	2	8	73,676	0.5%	0.7%
HCA Healthcare	1	BB+/Baa3	9	17	98,873	0.6%	0.6%
Memorial Hermann Health	39	A+/A1	2	2	99,874	0.6%	0.6%
Allina Health	57	AA-/Aa3	3	15	108,207	0.7%	0.5%
GSA (U.S. Govt)	—	AA+/Aaa	4	7	127,651	0.8%	0.5%
Top 30 tenants				984	7,030,157	45.0%	47.4%

Total investment-grade tenants [4]				1,029	7,042,487	45.0%	46.2%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3As of December 31, 2021, Tenet Health owns approximately 95% of USPI.
4Includes affiliates of investment grade tenants.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	CONSOLIDATED	JOINT VENTURE	TOTAL
On campus	61.2%	42.7%	60.3%
Adjacent to campus [3]	25.5%	16.7%	25.1%
Total on/adjacent	86.7%	59.4%	85.4%
Off campus - anchored by health system [4]	6.5%	8.2%	6.6%
Off campus	6.8%	32.4%	8.0%
	100.0%	100.0%	100.0%
Square feet	16,243,489	839,649	17,083,138
% of total	95.1%	4.9%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	CAMPUS PROXIMITY	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	# OF PROPERTIES	SQUARE FEET	% OF TOTAL
	0.00	On campus	125	10,305,525	60.3%	60.3%	92	8,065,918	88.9%
0.00	250 yards	Adjacent [3]	53	2,715,784	15.9%	76.2%	2	128,717	1.4%
250 yards	0.25 miles		31	1,573,988	9.2%	85.4%	5	191,966	2.1%
0.25 miles	0.50	Off campus	6	405,857	2.4%	87.8%	1	124,925	1.4%
0.50	1.00		7	563,950	3.3%	91.1%	—	—	—%
1.00	2.00		14	682,676	4.0%	95.1%	5	349,631	3.9%
2.00	5.00		10	517,016	3.0%	98.1%	—	—	—%
5.00	10.00		3	205,631	1.2%	99.3%	3	205,631	2.3%
10.00			2	112,711	0.7%	100.0%	—	—	—%
Total			251	17,083,138	100.0%		108	9,066,788	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 19

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2022	793	2,445,104	16.5%	—	—	—%	793	2,445,104	15.6%	16.3%
2023	551	2,188,422	14.8%	—	—	—%	551	2,188,422	14.0%	14.5%
2024	623	2,639,610	17.8%	1	63,000	7.4%	624	2,702,610	17.3%	17.0%
2025	471	2,001,867	13.5%	4	197,340	23.0%	475	2,199,207	14.0%	14.0%
2026	416	1,457,821	9.9%	—	—	—%	416	1,457,821	9.3%	9.1%
2027	158	769,492	5.2%	1	156,245	18.3%	159	925,737	5.9%	6.8%
2028	196	959,900	6.5%	—	—	—%	196	959,900	6.1%	6.1%
2029	135	740,693	5.0%	2	102,118	11.9%	137	842,811	5.4%	5.7%
2030	119	498,432	3.4%	1	138,028	16.1%	120	636,460	4.1%	3.6%
2031	170	641,327	4.3%	—	—	—%	170	641,327	4.1%	3.9%
Thereafter	73	461,415	3.1%	3	199,822	23.3%	76	661,237	4.2%	3.0%
Total leased	3,705	14,804,083	87.1%	12	856,553	100.0%	3,717	15,660,636	87.7%	100.0%
Total building		17,003,580	100.0%		856,553	100.0%		17,860,133	100.0%
WALTR (months) [3]		44.9			89.2			47.3
WALT (months) [3]		86.6			155.4			90.4

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,973	—	>100,000	37.1%	6,615,703	143,820	46
2,501 - 5,000	928	—	<100,000 and >75,000	25.1%	4,483,940	86,230	52
5,001 - 7,500	311	—	<75,000 and >50,000	18.0%	3,222,825	63,193	51
7,501 - 10,000	160	—	<50,000 and >25,000	16.8%	3,005,645	38,046	79
10,001 +	333	12	<25,000	3.0%	532,020	17,734	30
Total Leases	3,705	12	Total	100.0%	17,860,133	69,225	258

1Includes joint venture properties and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4The average lease size in the multi-tenant portfolio is 3,996 square feet.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 20

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Multi-tenant
Number of properties	170	167	163	156	158	156
Total building square feet	12,793,809	12,635,054	12,510,863	12,190,136	12,167,287	11,984,473
Period end % occupied	88.2%	87.7%	87.5%	87.9%	87.6%	87.6%
Single-tenant
Number of properties	8	11	11	11	12	12
Total building square feet	634,270	791,198	791,198	791,198	810,930	810,930
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	178	178	174	167	170	168
Total building square feet	13,428,079	13,426,252	13,302,061	12,981,334	12,978,217	12,795,403
Period end % occupied	88.8%	88.4%	88.3%	88.6%	88.4%	88.4%

PROPERTIES NOT IN SAME STORE
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Acquisitions [2]
Number of properties	57	49	44	45	42	31
Total building square feet	2,742,579	2,396,693	2,062,568	2,091,663	2,178,267	1,667,990
Period end % occupied	89.7%	89.8%	91.8%	89.8%	89.2%	91.4%
Development completions
Number of properties	2	2	2	2	1	1
Total building square feet	261,914	261,914	261,914	261,914	151,031	151,031
Period end % occupied	71.5%	72.3%	64.5%	64.5%	60.5%	60.5%
% leased	82.5%	82.5%	75.9%	75.9%	60.5%	60.5%
Reposition [3]
Number of properties	5	6	7	9	10	11
Total building square feet	587,912	668,889	714,437	741,798	799,764	859,004
Period end % occupied	59.7%	54.8%	57.5%	59.7%	61.0%	62.1%
Joint Venture
Number of properties	16	10	9	5	4	—
Total building square feet	839,649	611,872	587,916	384,755	325,396	—
Period end % occupied	88.2%	88.5%	85.3%	84.3%	72.4%	—%
% leased	88.2%	88.5%	85.3%	84.3%	87.4%	—%

TOTAL PROPERTIES
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Number of properties	258	245	236	228	227	211
Total building square feet	17,860,133	17,365,620	16,928,896	16,461,464	16,432,675	15,473,428
Period end % occupied	87.7%	87.1%	86.9%	87.0%	86.6%	87.0%

1Includes joint venture properties, and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Acquisitions includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.
3Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters. In addition, the Company reclassified a property to reposition during third quarter of 2020 due to strategic reposition. This reclassification is described in more detail in Trends and Matters Impacting Operating Results of the Company's 2021 Form 10-K.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 21

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning September 30, 2021	245	15,121,860	17,365,620	87.1%	178	11,872,251	13,426,252	88.4%
Portfolio activity
Acquisitions [1]	19	704,400	780,210	90.3%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [2]	(6)	(201,124)	(285,697)	70.4%	(5)	(201,124)	(204,720)	98.2%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	5	200,919	206,547	97.3%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	258	15,625,136	17,860,133	87.5%	178	11,872,046	13,428,079	88.4%
Leasing activity
New leases/expansions	NA	187,524	NA	NA	NA	163,095	NA	NA
Move-outs/contractions	NA	(152,024)	NA	NA	NA	(114,455)	NA	NA
Net absorption	NA	35,500	NA	NA	NA	48,640	NA	NA
Ending December 31, 2021	258	15,660,636	17,860,133	87.7%	178	11,920,686	13,428,079	88.8%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2020	227	14,224,190	16,432,675	86.6%	170	11,467,256	12,978,217	88.4%
Portfolio activity
Acquisitions [1]	44	1,810,662	2,054,394	88.1%	NA	NA	NA	NA
Re/development completions	1	77,508	110,883	69.9%	—	—	—	—%
Dispositions [2]	(14)	(533,138)	(737,819)	72.3%	(12)	(464,619)	(598,876)	77.6%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	17	877,114	975,829	89.9%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	3	54,029	72,909	74.1%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	258	15,579,222	17,860,133	87.2%	178	11,933,780	13,428,079	88.9%
Leasing activity
New leases/expansions	NA	767,362	NA	NA	NA	508,356	NA	NA
Move-outs/contractions	NA	(685,948)	NA	NA	NA	(521,450)	NA	NA
Net absorption	NA	81,414	NA	NA	NA	(13,094)	NA	NA
Ending December 31, 2021	258	15,660,636	17,860,133	87.7%	178	11,920,686	13,428,079	88.8%

1Includes joint venture properties.
2Includes properties reclassified as held for sale.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 22

Leasing Statistics [1]

SAME STORE 4Q 2021 RENEWALS
	Q4 2021	2021

Cash leasing spreads	3.4%	3.6%

Cash leasing spreads distribution
< 0% spread	4.2%	4.4%
0-3% spread	6.9%	8.6%
3-4% spread	65.7%	66.2%
> 4% spread	23.2%	20.8%
Total	100.0%	100.0%

Tenant retention rate	83.6%	83.4%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Same store	2.93%	73.0%	2.85%	4.9%	2.93%	77.9%
Acquisitions	2.64%	17.5%	2.38%	1.7%	2.62%	19.2%
Other [3]	3.10%	2.9%	—%	—%	3.10%	2.9%
Total [2]	2.88%	93.4%	2.73%	6.6%	2.87%	100.0%
Escalator type
Fixed	2.90%	98.0%	2.60%	90.0%	2.88%	97.5%
CPI	2.18%	2.0%	3.90%	10.0%	2.62%	2.5%

TYPE AND OWNERSHIP STRUCTURE
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	44.4%	60.4%	45.3%
Physician and other	55.6%	39.6%	54.7%

Lease structure
Gross	10.0%	—%	9.4%
Modified gross	30.9%	—%	29.2%
Net	59.1%	—%	55.9%
Absolute net [4]	—%	100.0%	5.5%

Ownership type
Ground lease	52.6%	32.7%	51.6%
Fee simple	47.4%	67.3%	48.4%

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Excludes leases with lease terms of one year or less.
3Includes reposition properties and development completions.
4Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 23

NOI Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

SAME STORE CASH NOI
	2021	4Q 2021	3Q 2021	2Q 2021	1Q 2021	2020	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Revenues	$442,297	$111,043	$111,754	$110,039	$109,461	$432,172	$108,926	$109,226	$105,981	$108,039
Expenses	168,540	41,831	43,410	41,535	41,764	164,628	41,191	42,122	39,508	41,807
Cash NOI	$273,757	$69,212	$68,344	$68,504	$67,697	$267,544	$67,735	$67,104	$66,473	$66,232
Revenue per occ SF [2]	$37.14	$37.34	$37.63	$36.96	$36.69	$36.15	$36.49	$36.60	$35.49	$36.06
Margin	61.9%	62.3%	61.2%	62.3%	61.8%	61.9%	62.2%	61.4%	62.7%	61.3%
Average occupancy	88.7%	88.6%	88.5%	88.7%	88.9%	89.0%	88.9%	88.9%	89.0%	89.2%
Period end occupancy	88.8%	88.8%	88.4%	88.5%	88.9%	89.1%	88.9%	89.0%	88.8%	89.1%
Number of properties	178	178	178	178	178	178	178	178	178	178

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2021	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Revenue per occ SF [2]	2.7%	2.3%	2.8%	4.1%	1.7%
Avg occupancy (bps)	-30	-30	-40	-30	-30
Revenues	2.3%	1.9%	2.3%	3.8%	1.3%
Expenses	2.4%	1.6%	3.1%	5.1%	(0.1%)
Cash NOI	2.3%	2.2%	1.8%	3.1%	2.2%

EXCLUDING 2020 DEFERRAL RESERVE/REPAYMENT
YEAR-OVER-YEAR
2021	4Q 2021	3Q 2021	2Q 2021	1Q 2021
2.7%	2.6%	3.1%	3.5%	1.7%
-30	-30	-40	-30	-30
2.3%	2.2%	2.6%	3.1%	1.3%
2.4%	1.6%	3.1%	5.1%	(0.1%)
2.3%	2.7%	2.3%	2.0%	2.2%

TOTAL CASH NOI
	4Q 2021	4Q 2020	% CHANGE	2021	2020	% CHANGE
Same store cash NOI	$69,212	$67,735	2.2%	$273,757	$267,544	2.3%
Reposition	693	757	(8.5%)	3,066	3,942	(22.2%)
	$69,905	$68,492	2.1%	$276,823	$271,486	2.0%
Acquisitions/development completions	12,002	4,024	198.4%	36,888	9,550	286.4%
Dispositions/assets held for sale/other	814	2,345	(65.3%)	5,149	20,691	(75.1%)
Joint venture property cash NOI	1,331	135	886.0%	4,041	233	1,634.4%
Cash NOI	$84,052	$74,996	12.1%	$322,901	$301,960	6.9%

1Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Net income (loss)	$21,607	($2,066)	$23,096	$24,022	($15,863)	$8,230	$75,513	$4,315
Other income (expense)	(468)	23,000	(2,223)	(5,220)	35,284	11,969	(53,959)	13,927
General and administrative expense	8,901	8,207	8,545	8,499	7,206	7,299	7,434	8,766
Depreciation and amortization expense	51,810	50,999	49,826	50,079	48,104	47,143	47,691	47,497
Other expenses [1]	3,850	3,193	2,840	2,783	2,919	2,364	2,185	3,365
Straight-line rent expense	382	380	369	367	369	373	374	375
Straight-line rent revenue	(1,227)	(1,550)	(1,563)	(1,461)	(1,013)	(915)	(764)	(1,043)
Other revenue [2]	(2,134)	(2,043)	(2,075)	(1,865)	(2,145)	(1,609)	(1,660)	(2,004)
Joint venture property cash NOI	1,331	1,210	1,035	465	135	19	1	78
Cash NOI	$84,052	$81,330	$79,850	$77,669	$74,996	$74,873	$76,815	$75,276
Acquisitions/development completions	(12,002)	(10,024)	(7,946)	(6,916)	(4,024)	(3,028)	(1,780)	(718)
Dispositions/assets held for sale/other	(814)	(911)	(1,548)	(1,876)	(2,345)	(3,881)	(7,276)	(7,189)
Joint venture property cash NOI	(1,331)	(1,210)	(1,035)	(465)	(135)	(19)	(1)	(78)
Same store cash NOI and reposition	69,905	69,185	69,321	68,412	68,492	67,945	67,758	67,291
Reposition	(693)	(841)	(817)	(715)	(757)	(841)	(1,285)	(1,059)
Same store cash NOI	$69,212	$68,344	$68,504	$67,697	$67,735	$67,104	$66,473	$66,232

TOP DOWN RECONCILIATION
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Rental income before rent concessions	$132,853	$132,971	$129,609	$129,466	$124,537	$124,079	$122,958	$123,518
Rent concessions	(1,139)	(1,225)	(1,123)	(1,077)	(660)	(695)	(600)	(874)
Rental income	131,714	131,746	128,486	128,389	123,877	123,384	122,358	122,644
Parking income	2,134	2,187	1,880	1,658	1,678	1,764	1,227	2,051
Interest from financing receivable, net	1,766	1,917	510	—	—	—	—	—
Exclude straight-line rent revenue	(1,227)	(1,550)	(1,563)	(1,461)	(1,013)	(915)	(764)	(1,043)
Exclude other non-cash revenue [3]	(1,325)	(1,261)	(1,528)	(1,573)	(1,820)	(1,505)	(1,555)	(1,892)
Cash revenue	133,062	133,039	127,785	127,013	122,722	122,728	121,266	121,760
Property operating expense	(53,032)	(55,518)	(51,509)	(52,215)	(50,210)	(50,171)	(46,580)	(49,552)
Exclude non-cash expenses [4]	2,691	2,599	2,539	2,406	2,349	2,297	2,128	2,990
Joint venture property cash NOI	1,331	1,210	1,035	465	135	19	1	78
Cash NOI	$84,052	$81,330	$79,850	$77,669	$74,996	$74,873	$76,815	$75,276
Acquisitions/development completions	(12,002)	(10,024)	(7,946)	(6,916)	(4,024)	(3,028)	(1,780)	(718)
Dispositions/assets held for sale/other	(814)	(911)	(1,548)	(1,876)	(2,345)	(3,881)	(7,276)	(7,189)
Joint venture property cash NOI	(1,331)	(1,210)	(1,035)	(465)	(135)	(19)	(1)	(78)
Same store cash NOI and reposition	69,905	69,185	69,321	68,412	68,492	67,945	67,758	67,291
Reposition	(693)	(841)	(817)	(715)	(757)	(841)	(1,285)	(1,059)
Same store cash NOI	$69,212	$68,344	$68,504	$67,697	$67,735	$67,104	$66,473	$66,232

1Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable and tenant improvement overage amortization.
3Includes above and below market lease intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable adjustments, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 25

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Cash NOI	$84,052	$81,330	$79,850	$77,669	$74,996	$74,873	$76,815	$75,276
General and administrative expense	(8,901)	(8,207)	(8,545)	(8,499)	(7,206)	(7,299)	(7,434)	(8,766)
Straight-line rent	1,227	1,550	1,563	1,461	1,013	915	764	1,043
Interest and other income (expense), net	(250)	—	(262)	500	140	74	250	93
Management fees and other income	809	782	547	292	325	104	105	112
Other non-cash revenue [1]	1,325	1,261	1,528	1,573	1,820	1,505	1,555	1,892
Other non-cash expenses [2]	(2,691)	(2,599)	(2,539)	(2,406)	(2,349)	(2,297)	(2,128)	(2,990)
Unconsolidated JV adjustments	131	167	181	276	(73)	(5)	(37)	(9)
Debt Covenant EBITDA	$75,702	$74,284	$72,323	$70,866	$68,666	$67,870	$69,890	$66,651
Interest expense	(13,266)	(13,334)	(13,261)	(13,262)	(13,618)	(14,154)	(14,442)	(13,960)
Loss on extinguishment of debt	—	—	—	—	(21,503)	—	—	—
Acquisition and pursuit costs	(1,541)	(974)	(670)	(744)	(939)	(440)	(431)	(750)
Leasing commission amortization [3]	2,382	2,294	2,258	2,111	2,033	1,971	1,795	1,893
Non-real estate depreciation and amortization	(937)	(903)	(885)	(879)	(886)	(899)	(909)	(859)
Unconsolidated JV adjustments	(37)	(2)	(8)	(2)	(8)	—	—	—
FFO	$62,303	$61,365	$59,757	$58,090	$33,745	$54,348	$55,903	$52,975
Acquisition and pursuit costs	1,541	974	670	744	939	440	431	750
Lease intangible amortization	192	48	(6)	(72)	(4)	(35)	(16)	745
Significant non-recurring legal fees/forfeited earnest money received	465	—	—	(500)	—	—	—	—
Debt financing costs	—	—	283	—	21,920	—	—	—
Unconsolidated JV normalizing items	90	54	55	27	16	—	—	—
Normalized FFO	$64,591	$62,441	$60,759	$58,289	$56,616	$54,753	$56,318	$54,470

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 26

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income (loss)	$66,659	$21,607	($2,066)	$23,096	$24,022
Interest expense	53,123	13,266	13,334	13,261	13,262
Depreciation and amortization	202,714	51,810	50,999	49,826	50,079
Unconsolidated JV depreciation and amortization	5,541	1,816	1,558	1,354	813
EBITDA	$328,037	$88,499	$63,825	$87,537	$88,176
Leasing commission amortization	9,045	2,382	2,294	2,258	2,111
(Gain) loss on sales of real estate properties	(55,941)	(14,895)	(1,186)	(20,970)	(18,890)
Impairments on real estate assets	17,101	520	10,669	5,078	834
EBITDAre [1]	$298,242	$76,506	$75,602	$73,903	$72,231
EBITDA	$328,037	$88,499	$63,825	$87,537	$88,176
Acquisition and pursuit costs	3,929	1,541	974	670	744
(Gain) loss on sales of real estate properties	(55,941)	(14,895)	(1,186)	(20,970)	(18,890)
Impairments on real estate assets	17,101	520	10,669	5,078	834
Unconsolidated JV adjustments	49	37	2	8	2
Debt Covenant EBITDA	$293,175	$75,702	$74,284	$72,323	$70,866
Leasing commission amortization	9,045	2,382	2,294	2,258	2,111
Lease intangible amortization	162	192	48	(6)	(72)
Acquisition/disposition timing impact [2]	4,385	2,058	781	1,150	396
Stock based compensation	10,730	2,546	2,538	2,627	3,019
Unconsolidated JV adjustments	175	52	52	46	25
Adjusted EBITDA	$317,672	$82,932	$79,997	$78,398	$76,345

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 27

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	4Q 2021
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$65,024	$12,002	$1,331	$693	$5,002	$84,052	$336,208
Inpatient/Surgical	3,123	—	—	—	—	3,123	12,492
Office	1,065	—	—	—	—	1,065	4,260
Total Cash NOI	$69,212	$12,002	$1,331	$693	$5,002	$88,240	$352,960

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$24,849	As of February 15, 2022 [7]		150,720,162

OTHER ASSETS
Cash and other assets [5]	128,974

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$210,000		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan due 2024	200,000	As of 2/15/22	$31.03	5.43%
Unsecured term loan due 2026	150,000
Senior notes	1,150,000
Mortgage notes payable	103,664	4Q 2021 high	$33.70	5.12%
Remaining re/development funding	62,245	4Q 2021 low	$30.47	5.50%
Other liabilities [6]	97,687
	$1,973,596

1See NOI Performance schedule on page 24 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.
3Reposition properties includes 5 properties which comprise 587,912 square feet that generated positive $0.7 million NOI.
4Timing adjustments include current quarter acquisitions of $2.9 million as well as development completion adjustments of $2.1 million to reflect full quarterly stabilized NOI from recently completed developments and developments in progress.
5Includes cash of $13.2 million, prepaid assets of $67.1 million, accounts receivable of $14.1 million, and prepaid ground leases of $21.1 million. In addition, includes the Company's occupied portion of its corporate headquarters of $13.5 million.
6Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $86.3 million, security deposits of $11.1 million, and deferred operating expense reimbursements of $0.3 million.
7Total shares outstanding do not reflect the shares associated with forward equity contracts. As of February 15, 2022, the Company had 0.7 million shares to be settled in the future under forward equity contracts.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 28

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE EXPECTATIONS
	EXPECTED 2021		ACTUAL	EXPECTED 2022
	LOW	HIGH	FY 2021	LOW	HIGH
Average Occupancy
Multi-tenant	87.5%	88.5%	88.1%	87.5%	88.5%
Single-tenant	100.0%	100.0%	100.0%	100.0%	100.0%
Total	88.2%	89.2%	88.7%	88.4%	89.0%
Revenue per occupied square foot	$36.00	$37.00	$37.14	$37.50	$38.50
Cash NOI margin	61.5%	62.5%	61.9%	61.5%	62.5%
Cash leasing spreads	3.0%	4.0%	3.6%	3.0%	4.0%
Lease retention rate	75.0%	90.0%	83.4%	75.0%	90.0%
Cash NOI growth	2.0%	3.0%	2.3%	2.25%	3.25%

ANNUAL EXPECTATIONS
	LOW	HIGH	FY 2021	LOW	HIGH
Normalized G&A	$33,000	$36,000	$34,152	$37,000	$41,000
Straight-line rent, net [1]	3,000	5,000	4,303	3,000	5,000
Funding activity
Acquisitions (YTD actual)[2]	600,000	700,000	756,298	500,000	750,000
Dispositions (YTD actual)	(127,850)	(200,000)	(188,400)	(75,000)	(125,000)
Re/development	20,000	40,000	33,415	30,000	55,000
1st generation TI and acq. capex	20,000	30,000	22,055	40,000	50,000
2nd generation TI	28,000	34,000	26,363	35,000	45,000
Leasing commissions paid	10,000	14,000	11,742	12,500	17,500
Capital expenditures	18,000	23,000	19,582	18,000	23,000
Total maintenance capex	56,000	71,000	57,687	65,500	85,500

Cash yield
Acquisitions	5.0%	5.5%	5.3%	5.0%	5.4%
Dispositions	4.1%	5.3%	4.9%	4.25%	5.25%
Re/development (stabilized)	6.0%	7.5%	NA	5.75%	7.50%
Leverage (debt/cap)	32.0%	36.0%	34.2%	32.0%	38.0%
Net debt to adjusted EBITDA	5.0x	5.5x	5.4x	5.25x	6.00x

G&A ITEM OF NOTE

•Prior to 2022, the Company granted long-term incentive awards, comprised of restricted stock, based on backward-looking performance measured at the end of the calendar year. The Company adopted a new incentive compensation structure, effective January 2022, comprised of restricted stock and restricted stock units ("RSUs"). The RSUs are granted at the beginning of the year with three-year forward-looking performance targets. With this change in the timing and structure of the incentive awards, the expense associated with the 2021 backward-looking awards will overlap the expense associated with the January 2022 forward-looking awards. The effect of the new plan is expected to increase total general and administrative expense by $3.5 million in 2022.

1This guidance range is based on current in-place leases.
2Includes joint venture acquisitions at full acquisition price.

HEALTHCARE REALTY	4Q 2021 SUPPLEMENTAL INFORMATION 29